                                AMENDMENT NO. 11

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective March 15, 2005, as follows:

      WHEREAS, on February 25, 2005, the Board of Trustees of AIM Equity Funds approved the liquidation of AIM Core Strategies Fund and AIM U.S. Growth Fund;

      NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

      All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   "SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

      The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                  MAXIMUM
                                   ASSET
                                   BASED   MAXIMUM   MAXIMUM
                                   SALES   SERVICE  AGGREGATE
      AIM EQUITY FUNDS            CHARGE     FEE       FEE
--------------------------------  -------  -------  ---------
PORTFOLIOS

AIM Aggressive Growth Fund         0.75%    0.25%    1.00%
AIM Blue Chip Fund                 0.75%    0.25%    1.00%
AIM Capital Development Fund       0.75%    0.25%    1.00%
AIM Charter Fund                   0.75%    0.25%    1.00%
AIM Constellation Fund             0.75%    0.25%    1.00%
AIM Dent Demographic Trends Fund   0.75%    0.25%    1.00%
AIM Diversified Dividend Fund      0.75%    0.25%    1.00%
AIM Emerging Growth Fund           0.75%    0.25%    1.00%
AIM Large Cap Basic Value Fund     0.75%    0.25%    1.00%
AIM Large Cap Growth Fund          0.75%    0.25%    1.00%
AIM Mid Cap Growth Fund            0.75%    0.25%    1.00%
AIM Select Basic Value Fund        0.75%    0.25%    1.00%
AIM Weingarten Fund                0.75%    0.25%    1.00%

                                        MAXIMUM
                                         ASSET
                                         BASED      MAXIMUM     MAXIMUM
                                         SALES      SERVICE    AGGREGATE
AIM FUNDS GROUP                         CHARGE        FEE         FEE
------------------------------------    -------     -------    ---------
PORTFOLIOS

AIM Balanced Fund                        0.75%       0.25%       1.00%
AIM Basic Balanced Fund                  0.75%       0.25%       1.00%
AIM European Small Company Fund          0.75%       0.25%       1.00%
AIM Global Value Fund                    0.75%       0.25%       1.00%
AIM International Small Company Fund     0.75%       0.25%       1.00%
AIM Mid Cap Basic Value Fund             0.75%       0.25%       1.00%
AIM Premier Equity Fund                  0.75%       0.25%       1.00%
AIM Select Equity Fund                   0.75%       0.25%       1.00%
AIM Small Cap Equity Fund                0.75%       0.25%       1.00%

                                      MAXIMUM
                                       ASSET
                                       BASED      MAXIMUM     MAXIMUM
                                       SALES      SERVICE    AGGREGATE
AIM GROWTH SERIES                     CHARGE        FEE         FEE
--------------------------------      -------    -------    ----------
PORTFOLIOS

AIM Aggressive Allocation Fund         0.75%       0.25%      1.00%
AIM Basic Value Fund                   0.75%       0.25%      1.00%
AIM Conservative Allocation Fund       0.75%       0.25%      1.00%
AIM Mid Cap Core Equity Fund           0.75%       0.25%      1.00%
AIM Moderate Allocation Fund           0.75%       0.25%      1.00%
AIM Small Cap Growth Fund              0.75%       0.25%      1.00%
AIM Global Equity Fund                 0.75%       0.25%      1.00%

                                      MAXIMUM
                                       ASSET
                                       BASED     MAXIMUM     MAXIMUM
                                       SALES     SERVICE    AGGREGATE
AIM INTERNATIONAL MUTUAL FUNDS        CHARGE       FEE         FEE
----------------------------------    -------    -------    ---------
PORTFOLIOS

AIM Asia Pacific Growth Fund           0.75%      0.25%       1.00%
AIM European Growth Fund               0.75%      0.25%       1.00%
AIM Global Aggressive Growth Fund      0.75%      0.25%       1.00%
AIM Global Growth Fund                 0.75%      0.25%       1.00%
AIM International Core Equity Fund     0.75%      0.25%       1.00%
AIM International Growth Fund          0.75%      0.25%       1.00%

                                    MAXIMUM
                                     ASSET
                                     BASED    MAXIMUM    MAXIMUM
                                     SALES    SERVICE   AGGREGATE
AIM INVESTMENT FUNDS                CHARGE      FEE        FEE
--------------------------------    -------   -------   ---------
PORTFOLIOS

AIM Developing Markets Fund          0.75%     0.25%      1.00%
AIM Global Health Care Fund          0.75%     0.25%      1.00%
AIM Libra Fund                       0.75%     0.25%      1.00%
AIM Trimark Fund                     0.75%     0.25%      1.00%
AIM Trimark Endeavor Fund            0.75%     0.25%      1.00%
AIM Trimark Small Companies Fund     0.75%     0.25%      1.00%

                                    MAXIMUM
                                     ASSET
                                     BASED    MAXIMUM    MAXIMUM
                                     SALES    SERVICE   AGGREGATE
AIM INVESTMENT SECURITIES FUNDS     CHARGE      FEE        FEE
--------------------------------    -------   -------   ---------
PORTFOLIOS

AIM High Yield Fund                  0.75%     0.25%      1.00%
AIM Income Fund                      0.75%     0.25%      1.00%
AIM Intermediate Government Fund     0.75%     0.25%      1.00%
AIM Money Market Fund                0.75%     0.25%      1.00%
AIM Municipal Bond Fund              0.75%     0.25%      1.00%
AIM Total Return Bond Fund           0.75%     0.25%      1.00%
AIM Real Estate Fund                 0.75%     0.25%      1.00%

                                    MAXIMUM
                                     ASSET
                                     BASED    MAXIMUM    MAXIMUM
                                     SALES    SERVICE   AGGREGATE
AIM SPECIAL OPPORTUNITIES FUNDS     CHARGE      FEE        FEE
--------------------------------    -------   -------   ---------
PORTFOLIOS

AIM Opportunities I Fund             0.75%     0.25%      1.00%
AIM Opportunities II Fund            0.75%     0.25%      1.00%
AIM Opportunities III Fund           0.75%     0.25%      1.00%

                                    MAXIMUM
                                     ASSET
                                     BASED    MAXIMUM    MAXIMUM
                                     SALES    SERVICE   AGGREGATE
AIM TAX-EXEMPT FUNDS                CHARGE      FEE        FEE
-------------------------------     -------   -------   ---------
PORTFOLIO

AIM High Income Municipal Fund       0.75%     0.25%      1.00%

                                    MAXIMUM
                                     BASED    MAXIMUM    MAXIMUM
                                     SALES    SERVICE   AGGREGATE
AIM COMBINATION STOCK & BOND FUNDS  CHARGE      FEE        FEE
----------------------------------  -------   -------   ---------
PORTFOLIO

AIM Core Stock Fund                  0.75%     0.25%      1.00%
AIM Total Return Fund                0.75%     0.25%      1.00%

                                    MAXIMUM
                                     ASSET
                                     BASED    MAXIMUM    MAXIMUM
                                     SALES    SERVICE   AGGREGATE
AIM COUNSELOR SERIES TRUST          CHARGE      FEE        FEE
-------------------------------     -------   -------   ---------
PORTFOLIO

AIM Advantage Health
  Sciences Fund                      0.75%     0.25%      1.00%
AIM Multi-Sector Fund                0.75%     0.25%      1.00%

                                    MAXIMUM
                                     ASSET
                                     BASED    MAXIMUM    MAXIMUM
                                     SALES    SERVICE   AGGREGATE
AIM SECTOR FUNDS                    CHARGE      FEE        FEE
-------------------------------     -------   -------   ---------
PORTFOLIO

AIM Energy Fund                      0.75%     0.25%      1.00%
AIM Financial Services Fund          0.75%     0.25%      1.00%
AIM Gold & Precious Metals Fund      0.75%     0.25%      1.00%
AIM Health Sciences Fund             0.75%     0.25%      1.00%
AIM Leisure Fund                     0.75%     0.25%      1.00%
AIM Technology Fund                  0.75%     0.25%      1.00%
AIM Utilities Fund                   0.75%     0.25%      1.00%

                                    MAXIMUM
                                     ASSET
                                     BASED    MAXIMUM    MAXIMUM
                                     SALES    SERVICE   AGGREGATE
AIM STOCK FUNDS                     CHARGE      FEE        FEE
-------------------------------     -------   -------   ---------
PORTFOLIO

AIM Dynamics Fund                    0.75%     0.25%      1.00%
AIM Mid Cap Stock Fund               0.75%     0.25%      1.00%
AIM Small Company Growth Fund        0.75%     0.25%      1.00%".